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Exhibit 99.1

Kathryn M.S. Catherwood, State Bar # 131688
Luce, Forward, Hamilton & Scripps, LLP
600 West Broadway, Suite 2600
San Diego, CA 92101
Attorney for Debtor-In-Possession

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF CALIFORNIA

In Re: CinemaStar Luxury Theaters, Inc., Debtor(s)
CASE NUMBER: 01-00110-JM11
CHAPTER 11
DEBTOR-IN-POSSESSION MONTHLY OPERATING REPORT
FOR THE MONTH OF: September 2001

TO:	THE HONORABLE Judge Myers UNITED STATES BANKRUPTCY JUDGE

    The Debtor-In-Possession hereby files its Monthly Operating Report pursuant to the United States Trustee's Operating and Reporting Requirements for Chapter 11 cases.

DATED: October 18, 2001
/s/ KATHRYN M.S. CATHERWOOD Attorney for Debtor-In-Possession

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
SOUTHERN DISTRICT OF CALIFORNIA

In Re: CinemaStar Luxury Theaters, Inc., Debtor(s)
CHAPTER 11 (BUSINESS)
CASE NO. 01-00110-JM11
OPERATING REPORT NO. 9
FOR THE MONTH ENDING: September 30, 2001

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1.	TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS		13,290,168.46
2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS		12,645,806.85
3.	BEGINNING BALANCE		644,361.61
4.	RECEIPTS DURING CURRENT PERIOD
	ACCOUNTS RECEIVABLE—PRE-FILING		0.00
	ACCOUNTS RECEIVABLE—POST-FILING		0.00
	GENERAL SALES		1,076,833.14
	OTHER (SPECIFY) Advanced ticket sales, Mexico mgmnt fees		31,490.99
	OTHER** (SPECIFY)
		TOTAL RECEIPTS THIS PERIOD	1,108,324.13
5.	BALANCE:		1,752,655.74
6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD (Total from Page 2)		1,843,935.52
7.	ENDING BALANCE		(91,249.78)
8.	GENERAL ACCOUNT NUMBER	0700494381
	DEPOSITORY NAME AND LOCATION	Union Bank of California 445 South Figueroa St., Los Angeles, CA 90051

*
All receipts must be deposited into the general account
**
Include the receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.

TOTAL DISBURSEMENTS DURING CURRENT PERIOD (General Account)

Date	#	Payee	Purpose	Amount
Checks
9/1/01	17111	THE COUDURES FAMILY LIMITED	Rent	40,321.79
9/1/01	17112	MISSION GROVE THEATER	Rent	64,443.41
9/1/01	17113	MISSION GROVE THEATERS II	Rent	32,355.40
9/1/01	17114	OCEANSIDE MISSION MARKET PLACE	Rent	66,947.53
9/1/01	17115	REDEVELOPMENT AGENCY CITY OF	Rent	12,500.00
9/1/01	17116	REDEVELOPMENT AGENCY CITY OF	void	98,700.00
9/1/01	17116	REDEVELOPMENT AGENCY CITY OF	void	-98,700.00
9/1/01	17117	UNITED TITLE COMPANY	Rent	4,983.30
9/1/01	17118	REDEVELOPMENT AGENCY CITY OF	Rent	82,000.00
9/5/01	17119	MGM FILMS	Film payable	1,102.58
9/6/01	17120	ACCOUNTANTS ON CALL	Temp. staffing	183.92
9/6/01	17121	ADVANCED COMMUNICATIONS SYSTEM	R&M	282.95
9/6/01	17122	AIRBORNE EXPRESS	Film transport	145.60
9/6/01	17123	BUTTERBALL TURKEY GIFT PROGRAM	Corp. Events	425.25
9/6/01	17124	CALIFORNIA CHOICE BENEFIT ADM	Staff Benefits	7,339.47
9/6/01	17125	CITY CLERK	Licenses and Permits	1,365.43
9/6/01	17126	CITY OF SAN BERNARDINO	Utilities	1,305.36
9/6/01	17127	CITY OF SAN BERNARDINO	Utilities	622.50
9/6/01	17128	CROWN POINT DESIGN & EMBROIDER	Uniforms	202.69
9/6/01	17129	D.C. ELECTRONICS TWO, INC.	R&M	195.00
9/6/01	17130	THE GUARDIAN	Advertising	1,473.63
9/6/01	17131	AARON HERNANDEZ	Equip.—copier	500.00
9/6/01	17132	IDP	Advertising	100.00
9/6/01	17133	LIONS GATE FILMS	Film payable	50.00
9/6/01	17134	MURPHY'S PRINTING	Printing	368.19
9/6/01	17135	NATIONAL PRODUCTS	R&M	315.70
9/6/01	17136	PROCTOR COMPANIES	R&M	56.59
9/6/01	17137	PRUDENTIAL	Staff benefits	1,473.47
9/6/01	17138	R.E. ROSS	R&M	850.00
9/6/01	17139	SECRETARY OF STATE	Filing fees	20.00
9/6/01	17140	SOURCE ONE	R&M	253.44
9/6/01	17141	STAPLES CREDIT PLAN	Office supplies	649.03
9/6/01	17142	STATE COMPENSATION INS. FUND	Workers Comp. Insurance	13,370.97
9/6/01	17143	UNITED PARCEL SERVICE	Shipping	14.68
9/6/01	17144	VERIZON CALIFORNIA	Telephone	246.27
9/6/01	17145	VISION SERVICE PLAN—(CA)	Staff Benefits	401.51

9/6/01	17146	WARNER BROTHERS	Film payable	350.57
9/6/01	17147	WESCO	R&M	940.63
9/6/01	17148	KIM ZOLNA	travel expenses	120.07
9/6/01	17149	HERITAGE FOODS LLC	Concessions	238.92
9/6/01	17150	JAVA CITY	Concessions	1,775.98
9/11/01	17151	AS YOU LIKE IT CATERERS	Corp. Events	160.00
9/13/01	17152	AIRBORNE EXPRESS	Film transport	455.00
9/13/01	17153	ANTHONY'S SEAFOOD GROUP	Concessions	28.00
9/13/01	17154	AON RISK SERVICES, INC.	Insurance	4,162.00
9/13/01	17155	ARMORED TRANSPORT	Security	905.69
9/13/01	17156	BANK OF AMERICA	Bank Fees	155.25
9/13/01	17157	BRAKE WATER TRANSPORT, INC.	Film transport	1,273.00
9/13/01	17158	BUENA VISTA PICTURES DISTR.	Film payable	100.00
9/13/01	17159	CITY OF RIVERSIDE	Utilities	16,615.96
9/13/01	17160	CITY OF SAN BERNARDINO	Property tax and CAM	3,459.17
9/13/01	17161	CROWN POINT DESIGN & EMBROIDER	Uniforms	539.40
9/13/01	17162	CR&R INC.	Utilities	1,466.59
9/13/01	17163	DE LAGE LANDEN	Telephone	81.43
9/13/01	17164	EASTERN MUNICIPAL WATER DIST.	Utilities	118.51
9/13/01	17165	EVENLITE, INC	R&M	29.65
9/13/01	17166	GENESYS CONFERENCING	R&M	97.08
9/13/01	17167	HOSTING.COM	Outside Services	218.71
9/13/01	17168	IDP	Advertising	100.00
9/13/01	17169	JANITORIAL MAINTENANCE	Janitorial	18,181.00
9/13/01	17170	LIONS GATE FILMS	Film payable	123.00
9/13/01	17171	LOS ANGELES TIMES	Advertising	48.00
9/13/01	17172	MITCHELL GLASS CO.	R & M	325.00
9/13/01	17173	NORTH COUNTY TIMES	Advertising	4,328.45
9/13/01	17174	PACIFIC BELL	Telephone	971.32
9/13/01	17175	THE PRESS ENTERPRISE CO.	Advertising	18,157.32
9/13/01	17176	PRINTEK BUSINESS SOLUTIONS	Printing	211.42
9/13/01	17177	PROCTOR COMPANIES	R&M	407.04
9/13/01	17178	QUALITY INSTALLATIONS	R&M	120.00
9/13/01	17179	REEL SOURCE, INC.	Outside Services	175.00
9/13/01	17180	R&J FIAL ENTERPRISES	Janitorial	19.49
9/13/01	17181	SAN BERNARDINO COUNTY SUN	Advertising	6,444.09
9/13/01	17182	SKY COURIER	Film transport	54.60
9/13/01	17183	STRUCTURAL TERMITE & PEST	R&M	85.00
9/13/01	17184	THEATRICAL DISTRIBUTION SERV.	Advertising	20.91
9/13/01	17185	UNION TRIBUNE	Advertising	566.40
9/13/01	17186	UNIVERSAL PICTURES	Film payable	3,849.70
9/13/01	17187	VARIETY—THE CHILDREN'S CHARITY	Charitable Contributions	250.00

9/13/01	17188	VERIZON CALIFORNIA	Telephone	535.48
9/13/01	17193	WARNER BROTHERS	Film payable	50.00
9/13/01	17194	WAXIE SANITARY SUPPLY	Janitorial	2,988.18
9/13/01	17195	AIRGAS	Concessions	50.00
9/13/01	17196	HERITAGE FOODS LLC	Concessions	609.64
9/17/01	17207	20TH CENTURY FOX	Film payable	1,697.10
9/17/01	17208	BUENA VISTA	Film payable	7,705.01
9/17/01	17209	MGM FILMS	Film payable	36,768.83
9/17/01	17210	MIRAMAX FILMS	Film payable	12,234.69
9/17/01	17211	NEW LINE PICTURES	Film payable	12,696.32
9/17/01	17212	PARAMOUNT PICTURES	Film payable	6,787.93
9/17/01	17213	UNIVERSAL FILM EXCHANGES, INC.	Film payable	10,100.54
9/17/01	17214	WARNER BROTHERS	Film payable	7,610.35
9/20/01	17215	AIRBORNE EXPRESS	Film transport	509.60
9/20/01	17216	ALLSTATE INSURANCE	GMT's refund	103.50
9/20/01	17217	AMERICAN EXPRESS	Miscellaneous	4,454.99
9/20/01	17218	ARMORED TRANSPORT	Security	50.40
9/20/01	17219	C.A.P.S.	Security	75.00
9/20/01	17220	CITY OF OCEANSIDE	Utilities	1,846.82
9/20/01	17221	EMERITUS COMMUNICATIONS	Telephone	377.27
9/20/01	17222	GLOBE TICKET AND LABEL CO.	Printing	2,856.60
9/20/01	17223	INLAND POWER WASH	R&M	75.00
9/20/01	17224	INLAND LIGHTING SUPPLIES, INC.	R&M	767.55
9/20/01	17225	MANULIFE FINANCIAL	Staff Benefits	3,102.13
9/20/01	17226	NATIONAL SCREEN SERVICE	Advertising	101.95
9/20/01	17227	PACIFIC BELL	Telephone	376.02
9/20/01	17228	PLUSH APPEAL, L.L.C.	Video Game COS	1,098.58
9/20/01	17229	PROCTOR COMPANIES	R&M	143.68
9/20/01	17230	PURE FLO WATER	Office supplies	19.43
9/20/01	17231	R&J FIAL ENTERPRISES	Janitorial	54.96
9/20/01	17232	SOLOMON FRIEDMAN	Advertising	200.00
9/20/01	17233	SOURCE ONE	R&M	4,218.15
9/20/01	17234	SOUTHERN CALIFORNIA EDISON	Utilities	35,895.64
9/20/01	17235	WAXIE SANITARY SUPPLY	Janitorial	649.32
9/20/01	17236	W.K. GRAFF CO.	R&M	180.00
9/20/01	17237	HERITAGE FOODS LLC	Concessions	787.60
9/24/01	17238	RIVERSIDE COUNTY TREASURER	Replace 16850 (issued 7/12/01)	42,683.56
9/25/01	17239	20TH CENTURY FOX	Film payable	743.85
9/25/01	17240	BUENA VISTA	Film payable	1,824.91
9/25/01	17241	MGM FILMS	Film payable	8,531.70
9/25/01	17242	MIRAMAX FILMS	Film payable	4,506.48
9/25/01	17243	NEW LINE PICTURES	Film payable	4,722.91
9/25/01	17244	PARAMOUNT PICTURES	Film payable	2,809.82
9/25/01	17245	UNIVERSAL FILM EXCHANGES, INC.	Film payable	19,171.10
9/26/01	17246	PACER CATS	Computer support	18,217.76

		*** VOID CHECKS *** 17247 through 17268	void
9/28/01	17269	AIRBORNE EXPRESS	Film transport	309.40
9/28/01	17270	BLYTHECO	Computer support	60.75
9/28/01	17271	DAN CAHILL	travel expenses	48.75
9/28/01	17272	CINEMASTAR LUXURY THEATERS	Petty cash	596.54
9/28/01	17273	CROWN POINT DESIGN & EMBROIDER	Uniforms	381.38
9/28/01	17274	DREAM WORKS DISTRIBUTION, LLC	Film payable	1,431.81
9/28/01	17275	GRAINGER	R&M	394.80
9/28/01	17276	HARPSTER ASSOCIATES	Advertising	100.00
		*** VOID CHECKS *** 17277 through 17291	void
9/28/01	17292	IDP	Advertising	368.00
9/28/01	17293	MANULIFE FINANCIAL	Staff Benefits	2,818.05
9/28/01	17294	MCCANN-ERICKSON, INC.	Advertising	745.17
9/28/01	17295	PACIFIC BELL	Telephone	28.10
9/28/01	17296	PARAMOUNT PICTURES	Film payable	289.00
9/28/01	17297	PITNEY BOWES INC.	Equipment	189.51
9/28/01	17298	QUILL CORPORATION	Office supplies	160.14
9/28/01	17299	SEATING CONCEPTS	R&M	211.25
9/28/01	17300	SKY COURIER	Film transport	236.60
9/28/01	17301	SOURCE ONE	R&M	370.16
9/28/01	17302	SOUTHERN CALIFORNIA EDISON	Utilities	10,984.29
9/28/01	17303	STAPLES CREDIT PLAN	Office supplies	517.87
9/28/01	17304	STRUCTURAL TERMITE & PEST	R&M	170.00
9/28/01	17305	UNIVERSAL PICTURES	Film payable	2,080.34
9/28/01	17306	ROY M. VAN ASCH, JANITORIAL	Janitorial	1,875.80
9/28/01	17307	VERIZON CALIFORNIA	Telephone	214.75
9/28/01	17308	WARNER BROTHERS	Film payable	265.57
9/28/01	17309	W.K. GRAFF CO.	R&M	180.00
9/28/01	17310	HERITAGE FOODS LLC	Concessions	159.28
					710,772.67
Wire Transfers
9/5/01	407	20TH CENTURY FOX	Concessions	5,981.48
9/5/01	408	BUENA VISTA	Film payable	12,644.28
9/5/01	409	MIRAMAX FILMS	Film payable	16,248.11
9/5/01	410	NEW LINE PICTURES	Film payable	33,534.11
9/5/01	411	PARAMOUNT PICTURES	Film payable	19,460.48
9/5/01	412	UNIVERSAL FILM EXCHANGES, INC.	Film payable	35,742.65
9/5/01	413	WARNER BROTHERS	Film payable	22,758.12
9/4/01	414	SONY PICTURES	Film payable	14,500.00
9/6/01	415	PEPSI-COLA COMPANY	Concessions	6,633.74
9/6/01	416	METROPOLITAN PROVISIONS	Concessions	4,998.85
9/10/01	417	SONY PICTURES	Film payable	15,000.00
9/12/01	418	20TH CENTURY FOX	Film payable	2,835.63
9/12/01	419	BUENA VISTA	Film payable	11,119.69

9/12/01	420	MIRAMAX FILMS	Film payable	19,463.46
9/12/01	421	NEW LINE PICTURES	Film payable	13,485.56
9/12/01	422	PARAMOUNT PICTURES	Film payable	10,242.97
9/12/01	423	UNIVERSAL FILM EXCHANGES, INC.	Film payable	14,391.39
9/12/01	424	WARNER BROTHERS	Film payable	3,052.72
9/13/01	425	PEPSI-COLA COMPANY	Concessions	5,018.86
9/13/01	426	METROPOLITAN PROVISIONS	Concessions	10,400.55
9/20/01	427	PEPSI-COLA COMPANY	Concessions	693.80
9/20/01	428	METROPOLITAN PROVISIONS	Concessions	6,429.20
9/27/01	429	PEPSI-COLA COMPANY	Concessions	2,885.99
9/27/01	430	METROPOLITAN PROVISIONS	Concessions	3,347.51
					290,869.15
Direct Debits to Union Bank of California Acct # 0700494381
09/07/01		ADP Fees		745.24
09/10/01		Cashier's Check for Union Bank of CA		600,000.00
09/20/01		Sales Tax Payment		26,234.00
09/21/01		ADP Fees		614.52
09/24/01		Voided check # 16850 (issued 7/12/01)		(42,683.56)
09/30/01		Bank Service Charges		7,063.60
09/30/01		Postage & Internet Service Fees		343.90
09/30/01		Net Purchase of Change		(11,024.00)
					581,293.70
Disbursements for Cinemas				0.00
					0.00
Intercompany Transfers
09/10/01		To UBOC Acct. # 07007494365	Payroll	115,000.00
09/10/01		To UBOC Acct. # 2180038712	Tax payable	26,000.00
09/25/01		To UBOC Acct. # 07007494365	Payroll	100,000.00
09/25/01		To UBOC Acct. # 2180038712	Tax payable	20,000.00
					261,000.00
TOTAL ACCOUNTS PAYABLE DISBURSEMENTS					1,843,935.52

B. (PAYROLL ACCOUNT)

1.	TOTAL RECEIPTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS		1,741,535.93
2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS		1,796,525.10
3.	BEGINNING BALANCE		(54,989.17)
4.	RECEIPTS DURING CURRENT PERIOD TRANSFERRED FROM GENERAL ACCOUNT		215,000.00
5.	BALANCE:		160,010.83
6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD		177,042.80
7.	ENDING BALANCE		(17,031.97)
8.	PAYROLL ACCOUNT NUMBER	07007494365
	DEPOSITORY NAME AND LOCATION	Union Bank of California 445 South Figueroa St., Los Angeles, CA 90051

TOTAL DISBURSEMENTS DURING CURRENT PERIOD (Payroll Account)

Payroll Disbursements for September 1-30, 2001

September 14, 2001 Payroll Run—Summary of Expense
Wages Earned—Normal Recurring	68,888.45
Wages Earned—Adjustments & Voids	1,019.13
Wage Garnishments	175.61
Federal Income Taxes	8,977.84
Social Security	10,550.69
Medicare	2,629.97
State Unemployment Taxes—Employer	1,203.54
Federal Unemployment Taxes	310.59
State Unemployment Taxes—Employee	696.60
State Income Taxes	1,700.14
	96,152.56
September 14, 2001 Payroll Run—Summary of Disbursements
ADP Checks Issued [Net salary plus tax]	95,133.43
Manual Checks, etc.	1,019.13
		96,152.56
September 28, 2001 Payroll Run—Summary of Expense
Wages Earned—Normal Recurring	58,576.25
Wages Earned—Adjustments & Voids	604.78
Wage Garnishments	148.38
Federal Income Taxes	7,274.32
Social Security	8,905.22
Medicare	2,216.49
State Unemployment Taxes—Employer	887.66
Federal Unemployment Taxes	229.07
State Unemployment Taxes—Employee	570.51
State Income Taxes	1,477.56
	80,890.24
September 28, 2001 Payroll Run—Summary of Disbursements
ADP Checks Issued [Net salary plus tax]	80,285.46
Manual Checks Issued	604.78
		80,890.24
TOTAL PAYROLL ACCOUNT DISBURSEMENTS		177,042.80

B. (TAX ACCOUNT)

1.	TOTAL RECEIPTS PER ALL PRIOR TAX ACCOUNT REPORTS	113,000.00
2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR TAX ACCOUNT REPORTS	105,023.29
3.	BEGINNING BALANCE	7,976.71
4.	RECEIPTS DURING CURRENT PERIOD TRANSFERRED FROM GENERAL ACCOUNT	46,000.00
5.	BALANCE:	53,976.71
6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD Date: 9/20/01, wire transfer, To: CA State Board of Equalization	26,234.00
	TOTAL DISBURSEMENTS THIS PERIOD	26,234.00
7.	ENDING BALANCE	27,742.71
8.	TAX ACCOUNT NUMBER	02180038712
	DEPOSITORY NAME AND LOCATION	Union Bank of California 445 South Figueroa St., Los Angeles, CA 90051

D. SUMMARY SCHEDULE OF CASH

ENDING BALANCE FOR PERIOD
GENERAL ACCOUNT	(91,249.78)
PAYROLL ACCOUNT	(17,031.97)
TAX ACCOUNT	27,742.71
OTHER ACCOUNTS *:	1,438,426.60
OTHER MONIES *:	0.00
PETTY CASH **	0.00
TOTAL CASH AVAILABLE	1,407,887.56

*
Specify the fund and the type of holding (i.e., CD, Savings Account, Investment securities, etc.) and the depository name, location, and account number

**
Attach exhibit itemizing all petty cash transactions

NOTE:  Attach copies of all monthly accounts from financial institutions for each account

OTHER ACCOUNTS (Supplement to schedule I.D.)

Bank / Account Type	Account #	Balance
Bank of America
Master Concentration	14501-09188	0.00
Merchant	14501-09189	0.00
Moviefone	14502-09192	0.00
Union Bank of California
Master Concentration	0700494-349	1,288,159.18
Merchant	0700494-357	190,696.34
Moviefone	0700494-146	0.00
Elective Creditor Distribution Fund	457000-1170	7,466.62
FOB Cinemastar Luxury Cinemas, Inc.	0700494-373	2,104.46
Total		1,488,426.60

II. STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS,
AND OTHER PARTIES TO EXECUTORY CONTRACTS

Creditor, Lessor, ETC.	Frequency of Payments (Mo./Qtr.)	Amount of Payment	Post-Petition Payments Not Made (Number)	Total Due
Oceanside Mission Market Place (Lessor MM 13 Theater)	Monthly	$57,678.10	0	$0.00
Coudres Family Ptrship (Lessor PR 10 Theater)	Monthly	$35,740.55	0	$0.00
MDA—San Bernardino (Lessor SB20 Thtr)	Monthly	$96,851.61	0	$0.00
Mission Grove Theater Properties I&II (Lessor MG 18 Theater)	Monthly	$89,050.40	0	$0.00
United Title Company (Lessor—Corp Offices)	Monthly	$4,983.40	0	$0.00
Union Bank of California ($2,000,000 loan, principal and interest)	Monthly	$57,472.22	0	$0.00
Midland Loan Services (Mortgage Note on Chula Vista Property)	Monthly	$17,646.36	9	$17,646.36

III. TAX LIABILITIES

FOR THE REPORTING PERIOD:
GROSS SALES SUBJECT TO SALES TAX	130,711.96
TOTAL WAGES PAID	177,042.80
	Total Post-Petition Amounts Owing	Amount Delinquent	Date Delinquent Amount Due
FEDERAL WITHHOLDING
STATE WITHHOLDING
FICA-EMPLOYER'S SHARE
FICA—EMPLOYEE'S SHARE
FEDERAL UNEMPLOYMENT
STATE WITHHOLDING
SALES AND USE	9,803.39	0.00
REAL PROPERTY	17,445.59	17,445.59	4/10/01
OTHER (SPECIFY)
TOTAL	27,248.98	17,445.59

IV. AGING OF ACCOUNTS PAYABLE AND ACCOUNTS RECEIVABLE

		Accounts Receivable
	Accounts Payable * (Post-Petition Only)
		Pre-Petition	Post-Petition
30 days or less	787.32
31-60 days	160.00
61-90 days
91-120 days
Over 120 days
TOTALS:	947.32

V. INSURANCE COVERAGE

	Name of Carrier	Amount of Coverage	Policy Expiration Date	Premium Paid Through:
General Liability	Royal Insurance of America	$2,000,000	10/14/01	12/14/01
Umbrella Liability	St. Paul's Insurance Company	$10,000,000	10/14/01	12/14/01
Automobile Liability	Royal Insurance of America	$1,000,000	10/14/01	12/14/01
Directors & Officers Liability	National Union Fire Insurance Company	$5,000,000	6/20/01	11/15/01
Workers Compensation	State (of CA) Compensation Insurance Fund	Variable	n/a	10/30/01
Property	Royal Insurance of America	$35,212,960	10/14/01	12/14/01
Vacant Property	Royal Indemnity Company	$1,500,000	12/14/01	12/14/01
Foreign Package	ACE USA	$1,000,000	10/15/01	12/14/01

VI. UNITED STATES TRUSTEE QUARTERLY FEES
(TOTAL PAYMENTS)

Qtrly Period Ending	Total Disbursements	Qtrly Fees	Date Paid	Amount Paid	Qtrly Fee Still Owing
3/31/01	3,552,815.00	8,000.00	5/17/01	8,000.00	0.00
6/30/01	4,473,768.00	8,000.00	7/11/01	8,000.00	0.00

*
Post-Petition Accounts Payable should not include professionals' fees and expenses which have been incurred but not yet awarded by the Court. Post-Petition Accounts Payable should include professionals' fees and expenses authorized by Court Order but which remain unpaid as of the close of the period of the report.

VII. PROFIT AND LOSS STATEMENT (ACCRUAL BASIS ONLY)

	Current Month	Cumulative Post-Petition
Admission Revenue	762,116	9,967,256
Concession Revenue	304,378	3,926,483
Video Revenue	17,912	201,390
Screen Advertising	10,366	82,288
Other Revenues	7,557	28,624

Theater Revenue	1,102,328	14,206,041
Film Rental Expense	292,573	5,369,648
Concession COGS	53,411	577,403

Theater Cost of Goods Sold	345,984	5,947,051

Theater Gross Margin	756,345	8,258,990

Salaries	114,384	1,299,439
Payroll Taxes	10,796	138,018
Rent Expense	268,111	2,533,236
CAM Expense	33,462	285,702
Utility Expense	78,489	601,524
Advertising Expense	20,228	182,128
Co-op Advertising Expense	6,162	68,875
Repairs & Maint Expense	14,627	112,707
Janitorial Services	21,857	197,395
Janitorial Supplies Expense	3,741	57,308
Insurance Expense	23,630	175,699
Property Taxes	18,581	269,514
Security Expense	3,231	36,515
Travel & Entertainment	292	3,844
Vehicle Expense	0	0
Supplies Expense	11,076	85,145
Banking Fees	7,916	66,444
Equipment Rental Expense	0	11,152
Outside Services Expense	0	7
Other Theater Expense	3,429	56,819
Pre-Opening Expense	0	0

Theater Operating Expenses	640,010	6,181,472

Operating Income	116,335	2,077,518

General & Administrative Expenses	52,304	672,455
Deprec & Amortization	209,927	1,152,592
Interest Expense	38,254	405,190
Interest/Dividend Income	(0)	(16,913)
Taxes	482	4,335
Non-Recurring Income/Expense	0	607,968

Non-Operating (Income)/Expense	300,967	2,825,626

Net Income	(184,633)	(748,108)

VIII. BALANCE SHEET (ACCRUAL BASIS ONLY)

Current Month End
Cash	2,005,341
Accts Receivable	(6,981)
Conc Inventory	37,781
Concession Rebates	7,299
Supplies Inventory	9,044
Prepaids	622,627

Current Assets	669,771
Fixed Assets	23,299,007
Accumulated Depreciation	(13,236,577)

Net Fixed Assets	10,062,430
Deposits—Leases	0
Deposits—Concession	865
Deposits	0
Investment CLT SA de CV	22,875
Investment in Mexico	339,643
Goodwill—Mexico	(156,306)

Other Assets	207,077

Assets	12,944,619

Accounts Payable	2,155,352
Accrued Payroll	222,780
Other Accruals	911,652
Deferred Revenue	482,976
Concession Advances	(12,636)
Short Term Notes Payable	0

Current Liabilities	3,760,125
Capital Leases	(10,401)
Credit Facility Debt	1,233,000
Notes Payable	1,717,721

Debt and Capital Leases	2,940,321
Deferred Rent Accrual	4,240,278
Intercompany Accounts	2,144,460

Long-Term Liabilities	6,384,738
Common Stock	62,892
Additional Paid In Capital	29,642,292
Treasury Stock	0
Retained Earnings	(26,278,047)
Current Year Retained Earnings	(3,567,701)
Current Year Dividends	0

Shareholders' Equity	(140,564)

Liabilities & Equity	12,944,619

STATEMENT OF CASH FLOWS (Supplement to Balance Sheet)

Current Month
CASH FLOW FROM OPERATIONS
Net Income / (Loss)	(184,633)
Depreciation & Amortization	209,927
Non-Cash Loss on Sale of Equipment	0
Deferred Rent	13,950
Changes in Operating Assets & Liabilities:
Change in Current Assets	(4,796)
Change in Other Assets	25
Change in Accounts Payable	(9,811)
Change in Other Liabilities	(9,865)

Net Cash Provided By / (Used In) Operations	14,797
CASH FLOW FROM INVESTING ACTIVITIES
Purchase of Property	0
Sale of Property	0

Net Cash Provided By / (Used In) Investing Activities	0
CASH FLOW FROM FINANCING ACTIVITIES
Payment of Debt & Capital Lease Obligations	(707,000)
Proceeds from Debt Issuance / Drawdown	0
Proceeds from Issuance of Common Stock	0

Net Cash Provided By / (Used In) Financing Activities	(707,000)

Net Increase / (Decrease) in Cash	(692,203)

Beginning of Period Cash Balance	2,697,544

End of Period Cash Balance	2,005,341

IX. QUESTIONNAIRE

1.
Has the debtor-in-possession made any payments on its pre-petition unsecured debt, except as has been authorized by the court?

  No /x/
  Yes / /
  Explain:

2.
Has the debtor-in-possession during this reporting period provided compensation or remuneration to any officers, directors, principals or other insiders without appropriate authorization?

  No /x/
  Yes / /
  Amount, to whom, and for what period:

3.
State what progress was made during the reporting period toward filing a plan of reorganization: Plan confirmed on October 5, 2001, effective October 18, 2001. No appeals were filed.

4.
Describe potential future events which may have a significant impact on the case.

5.
Attach copies of all Orders granting relief from the automatic stay that were entered during the reporting period.

6.
Did you receive any exempt income this month, which is not set forth in the operating report?

  No /x/
  Yes / /
  If yes, please set forth the amounts and the source of the income.

I, Donald H. Harnois, Jr., Chief Financial Officer, declare under penalty of perjury that I have fully read and understood the foregoing debtor-in-possession operating report and that the information contained herein is true and complete to the best of my knowledge.

Date: October 18, 2001
s/ DONALD H. HARNOIS, JR. Principal for debtor-in-possession

QuickLinks

  Exhibit 99.1
I. CASH RECEIPTS AND DISBURSEMENTS A. (GENERAL ACCOUNT*)
TOTAL DISBURSEMENTS DURING CURRENT PERIOD (General Account)
B. (PAYROLL ACCOUNT)
TOTAL DISBURSEMENTS DURING CURRENT PERIOD (Payroll Account)
B. (TAX ACCOUNT)
D. SUMMARY SCHEDULE OF CASH
OTHER ACCOUNTS (Supplement to schedule I.D.)
II. STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS, AND OTHER PARTIES TO EXECUTORY CONTRACTS
III. TAX LIABILITIES
IV. AGING OF ACCOUNTS PAYABLE AND ACCOUNTS RECEIVABLE
V. INSURANCE COVERAGE
VI. UNITED STATES TRUSTEE QUARTERLY FEES (TOTAL PAYMENTS)
VII. PROFIT AND LOSS STATEMENT (ACCRUAL BASIS ONLY)
VIII. BALANCE SHEET (ACCRUAL BASIS ONLY)
STATEMENT OF CASH FLOWS (Supplement to Balance Sheet)
IX. QUESTIONNAIRE